UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 16, 2011

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Arkay Drive, Hauppauge, New York     11788
(Address of principal executive offices) (Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

(a)  As previously disclosed in its Current Report on Form 8-k filed on August 18, 2011, on August 16, 2011, Standard Microsystems Corporation, a Delaware corporation (“SMSC”) entered into an Assignment and Assumption of Lease Agreement (the “Agreement”) with Rep 80 Arkay Drive, LLC (“Rep 80”), pursuant to which, subject to satisfaction or waiver of the conditions therein, SMSC will assign its interest in its corporate headquarters at 80 Arkay Drive, Hauppauge New York 11708 (“the Premises”) to Rep 80 pursuant to a sale/leaseback transaction (the “Transaction”).  The Transaction closed on March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION
(Company)

Date: March 14, 2012	By:	/s/ Kris Sennesael
Kris Sennesael
Senior Vice President and Chief Financial Officer